Front Page		Exhibit 4.10
[Form of Common Stock Certificate]

NUMBER		SHARES
MG 1628

MEGA GROUP, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

COMMON		CUSIP 58514R 10 7
SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 58514R 30 5

This Certifies That
SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.002 PER SHARE OF MEGA GROUP, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
THIS CERTIFICATE REPRESENTS SHARES OF THE
PAR VALUE OF $.016 EACH OF

Dated

MEGA GROUP, INC.		Countersigned and Registered:
CORPORATE SEAL		AMERICAN STOCK TRANSFER & TRUST COMPANY
1983			(NEW YORK)	Transfer Agent
NEW YORK		By		and Registrar,

Authorized Signature
	Secretary	President

Exhibit 4.10
Back Page

MEGA GROUP, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualification, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT- Custodian

TEN COM	-as tenants by the entireties	(Cust) (Minor) under Uniform Gifts to Minors

JT TEN	-as joint tenants with right of survivorship and not as Tenants in common	Act——————— (State)
Additional abbreviations may also be used though not in the above list.

For value received,                                                       hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

                                                                                                              Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                              Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises,

Dated,

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.